UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):      March 29, 2002



                               Cobalt Corporation
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             (Exact name of registrant as specified in its charter)



     Wisconsin                   1-14177                   39-1931212
--------------------       ---------------------       --------------------
  (State or other             (Commission File             (IRS Employer
  jurisdiction of                 Number)               Identification No.)
   incorporation)

                            401 West Michigan Street
                           Milwaukee, Wisconsin 53202
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (414) 226-5000
                       ----------------------------------
                         (Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets.

       On March 29, 2002, Cobalt Corporation (the "Company") consummated a sale of Innovative Resource Group, a wholly owned subsidiary of the Company, to a subsidiary of APS Healthcare, Inc. of Bethesda, Maryland ("APS").

       The sale price was $27 million, consisting of $17 million paid in cash at closing and $10 million in the form of three-year note. The Company expects to report a gain of approximately $11 million on the transaction after transaction costs and discounts. The purchase price was based on arms-length negotiations between the Company and APS.

       The Company's results for fiscal 2001 include the following amounts attributable to Innovative Resource Group:

                               Twelve Months ended (1)     Nine Months ended (2)

                                                  December 31, 2001

   Total Revenues                   $46,881,000                  $36,189,000

   Income before Income Taxes         2,337,000                    1,937,000

   Net Income                         1,207,000                      988,000

(1) Amounts included in Cobalt Corporation pro forma financial results for 2001.

(2) Amounts included in Cobalt Corporation results as reported in its Form 10K for the fiscal year ended December 31, 2001.

       Total assets for Innovative Resource Group as of December 31, 2001 were $19,072,000.

       Innovative Resource Group is a healthcare management company specializing in behavioral health, medical and workers' compensation consulting, care management and administrative services.

       The foregoing description of the transaction is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

       A copy of the press release issued in connection with the transaction is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

       (a)    Not applicable.

       (b) Pro forma financial information. The Company will provide pro forma financial information required by Item 7 by amendment to this Current Report on Form 8-K not later than sixty days after the date this initial Current Report on Form 8-K must be filed.

       (c)    Exhibits.

                     (2) Purchase and Sale Agreement, effective March 29, 2002, by and among APS Healthcare Bethesda, Inc., CC Holdings, LLC, Innovative Resource Group, LLC and Cobalt Corporation.

                     (99) Press Release, dated April 1, 2002, issued by Cobalt
              Corporation and American Medical Security Group, Inc.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COBALT CORPORATION



Date:  April 1, 2002                        By: /s/ Stephen E. Bablitch
                                                --------------------------------
                                                Stephen E. Bablitch
                                                Senior Vice President and
                                                   General Counsel

                               COBALT CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated March 29, 2002

  Exhibit No.                      Description

       2 Purchase and Sale Agreement, effective March 29, 2002, by and among APS Healthcare Bethesda, Inc., CC Holdings LLC, Innovative Resource Group, LLC and Cobalt Corporation

       99     Press Release, dated April 1, 2002, issued by Cobalt Corporation